UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2014

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and Notes

On August 12, 2014, CONSOL Energy Inc. (the “Company”) issued $250 million in aggregate principal amount of the Company’s 5.875% senior notes due 2022 (the “Notes”), which mature on April 15, 2022, pursuant to an indenture (the “Indenture”), dated April 16, 2014, among the Company, the subsidiary guarantors named therein (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee. The Company previously issued $1.6 billion in aggregate principal amount of its 5.875% senior notes due 2022 (the “Initial Notes”) on April 16, 2014. The Notes have identical terms, other than issue date, issue price, and, with regard to the Notes sold in reliance on Regulation S under the Securities Act of 1933, CUSIP number, as the Initial Notes. The Initial Notes were described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2014. A copy of the Indenture is filed as Exhibit 4.1 to such Current Report and is incorporated in this Item 1.01 by reference.

Registration Rights Agreement

On August 12, 2014, in connection with the closing of this offering of the Notes, the Company and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with Goldman, Sachs & Co. (the “Initial Purchaser”). Under the Registration Rights Agreement, the Company and the Guarantors have agreed to file and use commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for substantially identical notes that are registered under the Securities Act so as to permit the exchange offer to be consummated no later than the 400th day following the issuance date of the Initial Notes. Under specified circumstances, the Company and the Guarantors have also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. The Company is required to pay additional interest (initially 1.0%, which amount will increase annually) if it fails to comply with the obligations to consummate the exchange offer or to cause a shelf registration statement relating to resales of the Notes to become effective within the time periods specified in the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K under the caption “Indenture and Notes” is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 7.01	Regulation FD.

On August 12, 2014, the Company issued a press release announcing the closing of its private placement of the Notes. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information included in this Item 7.01 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

Exhibit 4.1	Indenture, dated as of April 16, 2014, among CONSOL Energy Inc., the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on April 16, 2014).

Exhibit 4.2	Registration Rights Agreement, dated as of August 12, 2014, among CONSOL Energy Inc., the subsidiary guarantors party thereto and Goldman, Sachs & Co. as the initial purchaser named therein.

Exhibit 99.1	Press Release dated August 12, 2014, announcing the closing of the notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Stephen W. Johnson
Stephen W. Johnson
Executive Vice President and Chief Legal and Corporate Affairs Officer

Dated: August 12, 2014

Exhibit Index

Exhibit Number	Description of Exhibit

Exhibit 4.1	Indenture, dated as of April 16, 2014, among CONSOL Energy Inc., the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on April 16, 2014).

Exhibit 4.2	Registration Rights Agreement, dated as of August 12, 2014, among CONSOL Energy Inc., the subsidiary guarantors party thereto and Goldman, Sachs & Co. as the initial purchaser named therein.

Exhibit 99.1	Press Release dated August 12, 2014, announcing the closing of the notes offering.